UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                 Investment Company Act file number:  811-21064


               ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.


               (Exact name of registrant as specified in charter)


              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)


                                  Mark R. Manley
                              AllianceBernstein L.P.
                           1345 Avenue of the Americas
                             New York, New York 10105
                     (Name and address of agent for service)


      Registrant's telephone number, including area code:  (800) 221-5672


                     Date of fiscal year end:  June 30, 2006


                    Date of reporting period:  June 30, 2006


ITEM 1.      REPORTS TO STOCKHOLDERS.




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

AllianceBernstein Global Research Growth Fund


Annual Report

June 30, 2006

ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 15, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Research Growth Fund (the "Fund") for the annual reporting period ended June 30, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by AllianceBernstein for their growth potential. Examples of the types of market sectors into which AllianceBernstein may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and consumer growth. AllianceBernstein will allocate the Fund's investments among selected market sectors based on its assessment of both current and forecasted economic and investment conditions. Within each sector, stock selection will emphasize investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund expects to invest, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended June 30, 2006.

During the six-month period ended June 30, 2006, the Fund underperformed its benchmark due to unsuccessful stock selection in most of the sectors that the Fund holds. The least successful stock selection occurred in the health care sector, where the Fund's positions in an assortment of medical products and services companies detracted from the Fund's returns. The Fund's positions in the technology and consumer sectors were also notably unfavorable to returns. The Fund's best performance occurred in the energy sector, where a number of positions in oil service, Chinese coal, and oil and gas companies performed very well. The good returns in the energy sector, however, were not enough to offset the unsuccessful stock selection in the Fund's other holdings.

During the 12-month period ended June 30, 2006, the Fund outperformed its benchmark due to strong stock selection in the energy and financial sectors. The Fund benefited from successful positions in oil service, Chinese coal and oil and gas companies. The Fund also had a number of notably successful positions in Japanese financial

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 1 companies. The other sectors of the Fund were less successful during the annual period. The Fund's positions in consumer and technology companies, in particular, detracted from the Fund's performance. The unsuccessful performance of these sectors, however, together with marginally unsuccessful performance in the infrastructure and health care sectors, was not enough to offset the good performance of the energy and financial sectors.

Market Review and Investment Strategy

Global stocks performed well during the six-month period ended June 30, 2006. Growth stocks underperformed the overall market during the period, but still generated positive returns. Volatility increased during May and June, when equity markets retreated as investors appeared to worry that rising interest rates could dampen the global economy. Emerging markets fell especially sharply from the levels reached in early May.

Even after the declines in emerging markets, the Fund benefited from its positions in a number of emerging markets, most notably China and Russia, during the period under review. The sector positioning of the Fund's portfolio on June 30, 2006 was not too different from its positioning six months earlier. The Fund's exposure relative to the benchmark was increased modestly in the technology and financial sectors, and was reduced modestly in the health care and energy sectors. In the energy sector, exposure to the oil service industry was reduced, although the Fund remains significantly overweighted relative to the benchmark. In the financial sector, stocks with exposure to capital markets were increased.

Global stocks also performed well during the 12-month period ended June 30, 2006. Growth stocks again underperformed the overall market during the 12-month period, but still generated very good returns. Emerging markets performed especially well during the period.

The Fund benefited from positions in a number of emerging markets, most notably Russia, China and Brazil. The most important sector change made during the period was to increase the Fund's financial exposure from a notable underweight to nearly a benchmark weight. Much of the additional financial exposure was in companies with exposure to capital markets. The Fund's exposure relative to the benchmark was reduced modestly in the health care, consumer and energy sectors. At the end of the review period, the Fund was overweighted in the technology, health care and energy sectors, and underweighted in the consumer sector.

--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and the Fund's performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of industry sectors and issues, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest a significant portion of its assets in foreign securities, including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in some cases, greater than, the risks presented by more traditional investments. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED JUNE 30, 2006                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund
   Class A                                               3.53%        19.25%
-------------------------------------------------------------------------------
   Class B                                               3.17%        18.44%
-------------------------------------------------------------------------------
   Class C                                               3.17%        18.44%
-------------------------------------------------------------------------------
   Advisor Class*                                        3.68%        19.61%
-------------------------------------------------------------------------------
   Class R*                                              3.47%        19.14%
-------------------------------------------------------------------------------
   Class K*                                              3.53%        19.32%
-------------------------------------------------------------------------------
   Class I*                                              3.70%        19.65%
-------------------------------------------------------------------------------
MSCI World Index                                         6.06%        16.93%
-------------------------------------------------------------------------------
* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/22/02* TO 6/30/06

MSCI World Index: $18,192

AllianceBernstein Global Research Growth Fund Class A: $17,635


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                         AllianceBernstein
                          Global Research
                        Growth Fund Class A                   MSCI World Index
-------------------------------------------------------------------------------
 7/22/02*                    $  9,575                             $ 10,000
 6/30/03                     $ 10,848                             $ 11,401
 6/30/04                     $ 13,437                             $ 14,137
 6/30/05                     $ 14,789                             $ 15,558
 6/30/06                     $ 17,635                             $ 18,192


* Since inception of the Fund's Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Fund Class A shares (from 7/22/02* to 6/30/06) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2006
--------------------------------------------------------------

                            NAV Returns         SEC Returns
Class A Shares
1 Year                         19.25%              14.19%
Since Inception*               16.77%              15.50%

Class B Shares
1 Year                         18.44%              14.44%
Since Inception*               15.95%              15.79%

Class C Shares
1 Year                         18.44%              17.44%
Since Inception*               15.95%              15.95%

Advisor Class Shares+
1 Year                         19.61%              19.61%
Since Inception*               17.11%              17.11%

Class R Shares+
1 Year                         19.14%              19.14%
Since Inception*               18.36%              18.36%

Class K Shares+
1 Year                         19.32%              19.32%
Since Inception*               13.89%              13.89%

Class I Shares+
1 Year                         19.65%              19.65%
Since Inception*               14.19%              14.19%


* Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 5

HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)
---------------------------------------------------------------
                                                   SEC Returns
Class A Shares
1 Year                                                14.19%
Since Inception*                                      15.50%

Class B Shares
1 Year                                                14.44%
Since Inception*                                      15.79%

Class C Shares
1 Year                                                17.44%
Since Inception*                                      15.95%

Advisor Class Shares+
1 Year                                                19.61%
Since Inception*                                      17.11%

Class R Shares+
1 Year                                                19.14%
Since Inception*                                      18.36%

Class K Shares+
1 Year                                                19.32%
Since Inception*                                      13.89%

Class I Shares+
1 Year                                                19.65%
Since Inception*                                      14.19%


* Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                           Beginning                         Ending
                         Account Value                   Account Value                   Expenses Paid
                       January 1, 2006                   June 30, 2006                   During Period*
               -------------------------------   -------------------------------   ---------------------------
                  Actual        Hypothetical       Actual        Hypothetical**      Actual      Hypothetical
               -----------   -----------------   -----------   -----------------   -----------   -------------
Class A           $1,000          $1,000         $1,035.27         $1,017.36        $ 7.57          $ 7.50
--------------------------------------------------------------------------------------------------------------
Class B           $1,000          $1,000         $1,031.73         $1,013.88        $11.08          $10.99
--------------------------------------------------------------------------------------------------------------
Class C           $1,000          $1,000         $1,031.73         $1,013.88        $11.08          $10.99
--------------------------------------------------------------------------------------------------------------
Advisor
   Class          $1,000          $1,000         $1,036.83         $1,018.84        $ 6.06          $ 6.01
--------------------------------------------------------------------------------------------------------------
Class R           $1,000          $1,000         $1,034.74         $1,016.36        $ 8.58          $ 8.50
--------------------------------------------------------------------------------------------------------------
Class K           $1,000          $1,000         $1,035.25         $1,017.60        $ 7.32          $ 7.25
--------------------------------------------------------------------------------------------------------------
Class I           $1,000          $1,000         $1,037.03         $1,018.84        $ 6.06          $ 6.01
--------------------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period ).

**  Assumes 5% return before expenses.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 7

PORTFOLIO SUMMARY
June 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $124.9


[PIE CHART OMITTED]

SECTOR BREAKDOWN*
   24.4%   Finance
   13.4%   Technology
   11.8%   Energy
   11.8%   Health Care
    7.5%   Basic Industry
    7.3%   Consumer Services
    6.4%   Consumer Staples
    5.4%   Capital Goods
    4.6%   Consumer Manufacturing
    1.4%   Aerospace & Defense
    1.3%   Multi-Industry Companies
    0.7%   Transportation
    0.5%   Utilities

    3.5%   Short-Term


[PIE CHART OMITTED]

COUNTRY BREAKDOWN*
   52.2%   United States
   10.3%   Switzerland
    9.4%   Japan
    7.5%   United Kingdom
    3.4%   France
    2.8%   Brazil
    2.0%   Bermuda
    1.9%   Australia
    1.2%   China
    1.2%   Russia
    1.1%   Norway
    1.0%   Taiwan

    6.0%   Other


* All data are as of June 30, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1% weightings in the following countries: Austria, Cayman Islands, Germany, Greece, Hong Kong, India, Ireland, Israel, Italy, Mexico, Netherlands, South Korea and Sweden.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.

--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

TEN LARGEST HOLDINGS*
June 30, 2006


                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Citigroup, Inc.                                  $  3,555,287           2.9%
-------------------------------------------------------------------------------
Halliburton Co.                                     3,502,712           2.8
-------------------------------------------------------------------------------
UBS AG                                              3,040,942           2.4
-------------------------------------------------------------------------------
Credit Suisse Group                                 2,985,045           2.4
-------------------------------------------------------------------------------
American International Group, Inc.                  2,940,690           2.4
-------------------------------------------------------------------------------
Nomura Holdings, Inc.                               2,345,682           1.9
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                2,121,000           1.7
-------------------------------------------------------------------------------
The Procter & Gamble Co.                            2,052,752           1.6
-------------------------------------------------------------------------------
Noble Energy, Inc.                                  2,011,231           1.6
-------------------------------------------------------------------------------
Nabors Industries Ltd.                              1,926,030           1.5
-------------------------------------------------------------------------------
                                                 $ 26,481,371          21.2%


* Long-term investments.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 9

PORTFOLIO OF INVESTMENTS
June 30, 2006


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER
   INVESTMENTS-95.6%

Finance-24.2%
Banking - Money Center-9.1%
Banco Itau Holding Financeira, SA pfd.(a)              17,300     $     502,011
Credit Suisse Group                                    53,503         2,985,045
HSBC Holdings Plc                                      78,701         1,384,762
JPMorgan Chase & Co.                                   50,500         2,121,000
Mitsubishi UFJ Financial Group, Inc.                       92         1,289,650
UBS AG                                                 27,780         3,040,942
                                                                  -------------
                                                                     11,323,410

Banking - Regional-0.7%
Macquarie Bank Ltd.                                    17,942           918,430

Brokerage & Money Management-4.5%
Franklin Resources, Inc.                                9,600           833,376
Goldman Sachs Group, Inc.                               8,300         1,248,569
Legg Mason, Inc.                                       11,700         1,164,384
Nomura Holdings, Inc.                                 124,900         2,345,682
                                                                  -------------
                                                                      5,592,011

Insurance-5.3%
American International Group, Inc.                     49,800         2,940,690
Axis Capital Holdings Ltd.                             12,700           363,348
Prudential Plc                                        113,771         1,286,518
QBE Insurance Group Ltd.                               56,302           855,952
Swiss Reinsurance                                      17,207         1,200,520
                                                                  -------------
                                                                      6,647,028

Miscellaneous-4.6%
American Express Co.                                   33,500         1,782,870
Citigroup, Inc.                                        73,700         3,555,287
State Street Corp.                                      5,900           342,731
                                                                  -------------
                                                                      5,680,888
                                                                  -------------
                                                                     30,161,767

Technology-13.3%
Communication Equipment-2.3%
Alcatel, SA                                            15,028           189,563
Cisco Systems, Inc.(a)                                 39,600           773,388
Juniper Networks, Inc.(a)                              12,500           199,875
Motorola, Inc.                                         39,900           803,985
QUALCOMM, Inc.                                         24,200           969,694
                                                                  -------------
                                                                      2,936,505

Communication Services-0.3%
Comstar United Telesystems (GDR)(b)                    24,279           140,818
Largan Precision Co., Ltd.                             13,000           277,893
                                                                  -------------
                                                                        418,711

--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Computer Hardware/Storage-1.9%
Apple Computer, Inc.(a)                                15,100     $     862,512
International Business Machines Corp. (IBM)             8,300           637,606
NEC Corp.                                              73,000           389,344
Sun Microsystems, Inc.(a)                             103,100           427,865
                                                                  -------------
                                                                      2,317,327

Computer Peripherals-0.6%
High Tech Computer Corp.                                9,000           247,391
Network Appliance, Inc.(a)                             13,400           473,020
                                                                  -------------
                                                                        720,411

Computer Services-1.2%
Alliance Data Systems Corp.(a)                          3,000           176,460
CapGemini, SA                                          11,357           647,677
Fiserv, Inc.(a)                                         7,500           340,200
Infosys Technologies Ltd. (ADR)                         3,800           290,358
                                                                  -------------
                                                                      1,454,695

Contract Manufacturing-0.2%
HON HAI Precision Industry Co., Ltd. (GDR)(b)          16,938           209,259

Internet Infrastructure-0.2%
Fastweb(a)                                              6,002           260,621

Internet Media-1.2%
Google, Inc. Cl. A(a)                                   2,800         1,174,124
Yahoo!, Inc.(a)                                        11,000           363,000
                                                                  -------------
                                                                      1,537,124

Semiconductor Capital Equipment-0.3%
ASML Holdings NV(a)                                    20,209           408,640

Semiconductor Components-1.4%
Advanced Micro Devices, Inc.(a)                         8,900           217,338
Broadcom Corp. Cl. A(a)                                17,250           518,363
Hynix Semiconductor, Inc. (GDR)(a)(b)                   1,000            32,413
Hynix Semiconductor, Inc.(a)                           10,070           325,472
Marvell Technology Group Ltd.(a)                        4,120           182,640
Samsung Electronics Co., Ltd.                             314           199,298
Taiwan Semiconductor Manufacturing Co.,
   Ltd. (ADR)                                          27,343           251,005
                                                                  -------------
                                                                      1,726,529

Software-2.2%
Adobe Systems, Inc.(a)                                 13,200           400,752
BEA Systems, Inc.(a)                                   28,800           376,992
Microsoft Corp.                                        45,700         1,064,810
SAP AG                                                  4,311           905,816
                                                                  -------------
                                                                      2,748,370

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 11

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Miscellaneous-1.5%
Canon, Inc.                                            17,850     $     874,816
Hoya Corp.                                             13,700           487,721
Keyence Corp.                                           1,990           507,766
                                                                  -------------
                                                                      1,870,303
                                                                  -------------
                                                                     16,608,495

Energy-11.7%
Domestic Producers-2.2%
Newfield Exploration Co.(a)                            14,200           694,948
Noble Energy, Inc.                                     42,920         2,011,231
                                                                  -------------
                                                                      2,706,179

International-3.2%
LUKOIL (ADR)                                           15,616         1,305,498
Norsk Hydro ASA                                        51,190         1,357,671
Petroleo Brasileiro, SA (ADR)                          17,200         1,373,248
                                                                  -------------
                                                                      4,036,417

Oil Service-6.3%
BJ Services Co.                                        37,100         1,382,346
GlobalSantaFe Corp.                                    18,200         1,051,050
Halliburton Co.                                        47,200         3,502,712
Nabors Industries Ltd.(a)                              57,000         1,926,030
                                                                  -------------
                                                                      7,862,138

Miscellaneous-0.0%
VeraSun Energy Corp.(a)                                 1,600            41,984
                                                                  -------------
                                                                     14,646,718

Health Care-11.7%
Biotechnology-1.5%
Genentech, Inc.(a)                                     12,810         1,047,858
Gilead Sciences, Inc.(a)                               11,700           692,172
MedImmune, Inc.(a)                                      5,200           140,920
                                                                  -------------
                                                                      1,880,950

Drugs-5.8%
Allergan, Inc.                                          6,075           651,605
AstraZeneca Plc (ADR)                                   3,905           233,597
Eli Lilly & Co.                                         8,600           475,322
Merck & Co., Inc.                                      27,300           994,539
Novartis AG                                            13,939           752,239
Ranbaxy Laboratories Ltd. (GDR)                        11,535            89,281
Roche Holding AG                                        7,716         1,273,236
Sanofi-Aventis, SA                                      7,641           744,466
Shionogi & Co., Ltd.                                   26,000           464,229
Takeda Pharmaceutical Co., Ltd.                         6,500           404,610
Teva Pharmaceutical Industries Ltd. (ADR)              21,200           669,708
Wyeth                                                  11,100           492,951
                                                                  -------------
                                                                      7,245,783

--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Medical Products-1.5%
Alcon, Inc.                                             8,850     $     872,168
Becton Dickinson & Co.                                  5,500           336,215
Nobel Biocare Holding AG                                2,824           669,378
                                                                  -------------
                                                                      1,877,761

Medical Services-2.9%
Caremark Rx, Inc.                                       7,550           376,519
Medco Health Solutions, Inc.(a)                         4,300           246,304
UnitedHealth Group, Inc.                               27,050         1,211,298
WellPoint, Inc.(a)                                     23,850         1,735,564
                                                                  -------------
                                                                      3,569,685
                                                                  -------------
                                                                     14,574,179

Basic Industry-7.4%
Chemicals-2.8%
Air Products and Chemicals, Inc.                       24,700         1,578,823
Hitachi Chemical Co., Ltd.                             26,400           692,505
Monsanto Co.                                           15,100         1,271,269
                                                                  -------------
                                                                      3,542,597

Mining & Metals-4.6%
Aluminum Corp. of China, Ltd.                         592,000           442,239
China Shenhua Energy Co., Ltd.                        750,500         1,392,526
Cia Vale do Rio Doce (ADR)                             50,100         1,204,404
Rio Tinto Plc                                          26,645         1,403,023
Xstrata Plc                                            34,197         1,301,619
                                                                  -------------
                                                                      5,743,811
                                                                  -------------
                                                                      9,286,408

Consumer Services-7.2%
Advertising-0.6%
WPP Group Plc                                          58,119           702,550

Airlines-0.7%
Continental Airlines, Inc. Cl. B(a)                    14,900           444,020
easyJet Plc(a)                                         63,990           457,055
                                                                  -------------
                                                                        901,075

Broadcasting & Cable-0.6%
Societe Television Francaise 1                         21,139           688,724

Cellular Communications-0.7%
America Movil, SA de CV Series L (ADR)                 24,700           821,522

Entertainment & Leisure-0.5%
OPAP, SA                                               18,500           672,326

Restaurant & Lodging-1.4%
Accor, SA                                              12,135           738,240
Ctrip.com International Ltd. (ADR)                      1,000            51,050
Hilton Hotels Corp.                                    35,700         1,009,596
                                                                  -------------
                                                                      1,798,886

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 13

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Retail - General Merchandise-2.7%
Kohl's Corp.(a)                                        12,400     $     733,088
Lowe's Cos., Inc.                                      17,440         1,058,084
Target Corp.                                           16,000           781,920
The GAP, Inc.                                          23,700           412,380
The Williams-Sonoma, Inc.                              12,100           412,005
                                                                  -------------
                                                                      3,397,477
                                                                  -------------
                                                                      8,982,560

Consumer Staples-6.3%
Beverages-0.9%
Cia de Bebidas das Americas (ADR)                       8,000           330,000
SABMiller Plc                                          47,136           848,567
                                                                  -------------
                                                                      1,178,567

Food-1.4%
Nestle, SA                                              3,249         1,018,596
WM. Wrigley Jr., Co.                                   15,875           720,090
                                                                  -------------
                                                                      1,738,686

Household Products-1.6%
The Procter & Gamble Co.                               36,920         2,052,752

Restaurant & Lodging-0.4%
Punch Taverns Plc                                      29,182           471,546

Retail - Food & Drug-0.8%
Walgreen Co.                                           21,800           977,512

Tobacco-1.2%
Altria Group, Inc.                                     10,700           785,701
British American Tobacco Plc                           26,648           670,925
                                                                  -------------
                                                                      1,456,626
                                                                  -------------
                                                                      7,875,689

Capital Goods-5.3%
Electrical Equipment-1.5%
Atlas Copco AB                                         23,707           660,161
AU Optronics Corp.
   (CSBF), warrants expiring 5/03/09                  145,000           205,322
Emerson Electric Co.                                   12,400         1,039,244
                                                                  -------------
                                                                      1,904,727

Engineering & Construction-0.7%
ABB Ltd.                                               68,300           886,808

Machinery-0.4%
Komatsu Ltd.                                           23,000           457,677

--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Miscellaneous-2.7%
General Electric Co.                                   55,880     $   1,841,805
Nitto Denko Corp.                                       3,100           220,858
United Technologies Corp.                              20,800         1,319,136
                                                                  -------------
                                                                      3,381,799
                                                                  -------------
                                                                      6,631,011

Consumer Manufacturing-4.6%
Appliances-0.2%
Sony Corp.                                              6,500           286,585

Auto & Related-1.8%
Honda Motor Co., Ltd.                                  19,000           603,519
Toyota Motor Corp.                                     31,300         1,635,871
                                                                  -------------
                                                                      2,239,390

Building & Related-2.6%
American Standard Co., Inc.                            16,580           717,417
Building Materials Holding Corp.                        5,200           144,924
CRH Plc                                                19,767           644,042
Pulte Homes, Inc.                                      10,300           296,537
Rinker Group Ltd.                                      48,502           587,404
Vinci, SA                                               7,509           772,187
                                                                  -------------
                                                                      3,162,511
                                                                  -------------
                                                                      5,688,486

Aerospace & Defense-1.4%
Aerospace-1.4%
BAE Systems Plc                                        77,414           528,861
General Dynamics Corp.                                  1,500            98,190
The Boeing Co.                                         13,900         1,138,549
                                                                  -------------
                                                                      1,765,600

Multi-Industry Companies-1.3%
Danaher Corp.                                          11,390           732,605
Mitsui & Co., Ltd.                                     65,000           919,026
                                                                  -------------
                                                                      1,651,631

Transportation-0.7%
Air Freight-0.7%
United Parcel Service, Inc., Cl. B                     11,000           905,630

Utilities-0.5%
Electric & Gas Utility-0.4%
Gaz de France                                          12,249           410,702

Telephone Utility-0.1%
Telekom Austria AG                                      6,710           149,393
                                                                  -------------
                                                                        560,095

Total Common Stocks & Other Investments
   (cost $109,941,366)                                              119,338,269

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 15

                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-3.4%
Time Deposit-3.4%
The Bank of New York
   4.25%, 7/03/06
   (cost $4,265,000)                               $    4,265     $   4,265,000

Total Investments-99.0%
   (cost $114,206,366)                                              123,603,269
Other assets less liabilities-1.0%                                    1,277,957
                                                                  -------------
Net Assets-100%                                                   $ 124,881,226
                                                                  =============


(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $382,490 or 0.3% of net assets.

      Glossary of Terms:

      ADR  -  American Depositary Receipt

      GDR  -  Global Depositary Receipt

      pfd. -  Preferred Stock

      See notes to financial statements.

--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

STATEMENT OF ASSETS & LIABILITIES
June 30, 2006

Assets
Investments in securities, at value (cost $114,206,366)          $  123,603,269
Cash                                                                      5,943
Foreign cash, at value (cost $267,810)                                  270,396
Receivable for investment securities sold and foreign
   currency contracts                                                 1,226,499
Receivable for capital stock sold                                       288,015
Dividends and interest receivable                                       207,107
                                                                 --------------
Total assets                                                        125,601,229
                                                                 --------------
Liabilities
Payable for investment securities purchased and foreign
   currency contracts                                                   468,698
Advisory fee payable                                                     41,085
Custodian fee payable                                                    40,495
Legal fee payable                                                        38,865
Printing fee payable                                                     38,796
Payable for capital stock redeemed                                       32,646
Distribution fee payable                                                 16,937
Transfer agent fee payable                                                3,123
Accrued expenses                                                         39,358
                                                                 --------------
Total liabilities                                                       720,003
                                                                 --------------
Net Assets                                                       $  124,881,226
                                                                 ==============
Composition of Net Assets
Capital stock, at par                                            $        7,436
Additional paid-in capital                                          108,633,374
Undistributed net investment income                                     171,883
Accumulated net realized gain on investment and
   foreign currency transactions                                      6,667,380
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities                9,401,153
                                                                 --------------
                                                                 $  124,881,226
                                                                 ==============

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                       Shares             Net Asset
Class           Net Assets          Outstanding             Value
==========================================================================
A              $ 50,432,064          3,014,553             $ 16.73*
--------------------------------------------------------------------------
B              $  2,725,993            167,663             $ 16.26
--------------------------------------------------------------------------
C              $  3,266,004            200,902             $ 16.26
--------------------------------------------------------------------------
Advisor        $ 68,426,982          4,051,556             $ 16.89
--------------------------------------------------------------------------
R              $      6,962            417.462             $ 16.68
--------------------------------------------------------------------------
K              $     11,650                696             $ 16.74
--------------------------------------------------------------------------
I              $     11,571            688.705             $ 16.80
--------------------------------------------------------------------------


* The maximum offering price per share for Class A was $17.47 which reflects a sales charge of 4.25%.

    See notes to financial statements.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 17

STATEMENT OF OPERATIONS
Year Ended June 30, 2006

Investment Income
Dividends (net of foreign taxes withheld of
   $86,572)                                       $  1,528,919
Interest                                               139,371     $  1,668,290
                                                  ------------
Expenses
Advisory fee                                           703,306
Distribution fee--Class A                              130,430
Distribution fee--Class B                               16,184
Distribution fee--Class C                               18,118
Distribution fee--Class R                                   32
Distribution fee--Class K                                   28
Transfer agency--Class A                                38,612
Transfer agency--Class B                                 1,705
Transfer agency--Class C                                 1,720
Transfer agency--Advisor Class                          40,149
Transfer agency--Class R                                    22
Transfer agency--Class K                                    32
Transfer agency--Class I                                    25
Custodian                                              267,948
Registration                                           101,343
Legal                                                   95,403
Administrative                                          84,000
Audit                                                   68,009
Printing                                                61,736
Directors' fees                                         27,217
Miscellaneous                                           12,819
                                                  ------------
Total expenses                                       1,668,838
Less: expenses waived and reimbursed
   by the Adviser (see Note B)                        (378,041)
Less: expense offset arrangement
   (see Note B)                                           (714)
                                                  ------------
Net expenses                                                          1,290,083
                                                                   ------------
Net investment income                                                   378,207
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                                            8,421,951
   Foreign currency transactions                                       (159,387)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                        3,971,761
   Foreign currency denominated
      assets and liabilities                                              6,213
                                                                   ------------
Net gain on investment and
   foreign currency transactions                                     12,240,538
                                                                   ------------
Contribution from Adviser (see Note B)                                   15,909
                                                                   ------------
Net Increase in Net Assets
   from Operations                                                 $ 12,634,654
                                                                   ============


See notes to financial statements.

--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended       Year Ended
                                                   June 30,         June 30,
                                                     2006             2005
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $      378,207   $      (17,255)
Net realized gain on investment
   and foreign currency transactions                 8,262,564          627,505
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities                3,977,974        4,589,157
Contribution from Adviser                               15,909               -0-
                                                --------------   --------------
Net increase in net assets
   from operations                                  12,634,654        5,199,407
Dividends and Distributions to
Shareholders from
Net investment income
   Class A                                                  -0-          (4,935)
   Advisor Class                                            -0-          (8,366)
Net realized gain on investment
   and foreign currency transactions
   Class A                                          (1,264,354)        (171,734)
   Class B                                             (36,926)          (1,785)
   Class C                                             (39,669)          (4,005)
   Advisor Class                                    (1,003,820)        (145,569)
   Class R                                                (195)             (34)
   Class K                                                (344)              -0-
   Class I                                                (341)              -0-
Capital Stock Transactions
Net increase                                        52,942,875       15,392,209
                                                --------------   --------------
Total increase                                      63,231,880       20,255,188
Net Assets
Beginning of period                                 61,649,346       41,394,158
                                                --------------   --------------
End of period (including undistributed net
   investment income and distributions in
   excess of net investment income of
   $171,883 and ($46,937), respectively)        $  124,881,226   $   61,649,346
                                                ==============   ==============


See notes to financial statements.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 19

NOTES TO FINANCIAL STATEMENTS
June 30, 2006

NOTE A
Significant Accounting Policies

AllianceBernstein Global Research Growth Fund, Inc. (the "Fund"), was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's
Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")

--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February
24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security;
and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 21

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts

--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the first $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion and .85% in excess of $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and
1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2006, such reimbursement amounted to $294,041. Prior to February 2, 2004, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.70%, 2.40%, 2.40% and 1.40% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. Under the agreement, any waivers or reimbursements made by the Adviser during the period July 10, 2002 through August 31, 2003, are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2005, provided that repayment does not result in the Fund's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. There were no repayments made to the Adviser during the period. Since inception of the Fund, such reimbursment for organization and offering expenses in the amount of $79,603 are subject to repayment in subsequent periods, but no later than August 31, 2005.

During the year ended June 30, 2006, the Adviser reimbursed the Portfolio $15,909 for trading losses incurred due to a trade entry error.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended June 30, 2006, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $84,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 23

Fund. ABIS may make payments to intermediaries that provide omnibus account services, subaccounting services and/or networking services. The compensation retained by ABIS amounted to $30,123 for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund's expenses were reduced by $714 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,033 from the sales of Class A shares and received $0, $654 and $213 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2006.

Brokerage commissions paid on investment transactions for the year ended June 30, 2006, amounted to $281,186, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $38,545, $50,751, $509 and $185 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2006, were as follows:

                                         Purchases             Sales
                                      ===============     ===============
Investment securities (excluding
   U.S. government securities)        $   118,893,289     $    70,980,429
U.S. government securities                         -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                      $   114,421,393
                                                          ===============
Gross unrealized appreciation                             $    11,721,942
Gross unrealized depreciation                                  (2,540,066)
                                                          ---------------
Net unrealized appreciation                               $     9,181,876
                                                          ===============

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 25

NOTE E
Capital Stock

Class A, Class B, Class C, Class R &Advisor Class each consists of 6,000,000,000 authorized shares. Class K &I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                   ----------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended     Year Ended
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class A
Shares sold            1,106,431        960,424   $  18,307,697  $  13,111,620
------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions      79,283         12,347       1,251,883        175,581
------------------------------------------------------------------------------
Shares converted
   from Class B            4,937          1,572          82,065         22,187
------------------------------------------------------------------------------
Shares redeemed         (522,362)      (182,516)     (8,759,714)    (2,495,708)
------------------------------------------------------------------------------
Net increase             668,289        791,827   $  10,881,931  $  10,813,680
==============================================================================
Class B
Shares sold              140,391         45,076   $   2,282,353  $     620,968
------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions       1,851            108          28,524          1,513
------------------------------------------------------------------------------
Shares converted
   to Class A             (5,065)        (1,602)        (82,065)       (22,187)
------------------------------------------------------------------------------
Shares redeemed          (14,773)       (10,718)       (238,187)      (145,683)
------------------------------------------------------------------------------
Net increase             122,404         32,864   $   1,990,625  $     454,611
==============================================================================
Class C
Shares sold              173,000         30,482   $   2,893,505  $     414,535
------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions       2,212            258          34,094          3,604
------------------------------------------------------------------------------
Shares redeemed          (40,241)          (690)       (629,302)        (9,214)
------------------------------------------------------------------------------
Net increase             134,971         30,050   $   2,298,297  $     408,925
==============================================================================
Advisor Class
Shares sold            2,914,686        501,641   $  48,887,376  $   6,892,798
------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions      56,871          9,485         904,814        135,549
------------------------------------------------------------------------------
Shares redeemed         (713,240)      (240,399)    (12,020,592)    (3,338,454)
------------------------------------------------------------------------------
Net increase           2,258,317        270,727   $  37,771,598  $   3,689,893
==============================================================================

--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

                               Shares                         Amount
                   ----------------------------   ----------------------------
                                   September 1,                   September 1,
                      Year Ended     2004(a) to      Year Ended     2004(a) to
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class R
Shares sold                   24            393   $         418  $       5,000
------------------------------------------------------------------------------
Net increase                  24            393   $         418  $       5,000
==============================================================================

                                       March 1,                       March 1,
                      Year Ended     2005(a) to      Year Ended     2005(a) to
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class K
Shares sold                   -0-           696   $           2  $      10,100
------------------------------------------------------------------------------
Shares issued in
   reinvestment
   of dividends
   and distributions          -0-(b)         -0-              3             -0-
------------------------------------------------------------------------------
Net increase                  -0-           696   $           5  $      10,100
==============================================================================
Class I
Shares sold                   -0-           689   $           1  $      10,000
------------------------------------------------------------------------------
Net increase                  -0-           689   $           1  $      10,000
==============================================================================

(a)   Commencement of distribution.

(b)   Share amount is less than one full share


NOTE F
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 27 in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2006.

NOTE H

Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

                                               2006               2005
                                         ===============     ===============
Distributions paid from:
   Ordinary income                       $       976,169     $        68,972
   Net long-term capital gains                 1,369,480             267,456
                                         ---------------     ---------------
Total distributions paid                 $     2,345,649     $       336,428
                                         ===============     ===============

As of June 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $       357,674
Accumulated capital and other gains                                6,697,458
Unrealized appreciation/(depreciation)                             9,186,126(a)
                                                             ---------------
Total accumulated earnings/(deficit)                         $    16,241,258(b)
                                                             ===============

(a) The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to tax treatment of organizational expenses.

During the current fiscal year, permanent differences primarily due to foreign currency losses, resulted in a net decrease in undistributed net investment income corresponding in an increase in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 29

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management
Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 31 statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections
34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

NOTE J
Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended June 30, 2005 and the year ended June 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 33

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class A
                                      ----------------------------------------------------------------
                                                                                              July 22,
                                                    Year Ended June 30,                     2002(a) to
                                      ------------------------------------------------        June 30,
                                                  2006            2005            2004            2003
                                      ----------------------------------------------------------------
Net asset value, beginning of period         $   14.47       $   13.23       $   11.33       $   10.00
                                      ----------------------------------------------------------------
Income from Investment Operations
Net investment income (loss)(b)                    .03(c)         (.02)(c)        (.01)(d)        (.01)(d)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                   2.73            1.35            2.68            1.34
Contribution from Advisor                           -0-(e)          -0-             -0-             -0-
                                      ----------------------------------------------------------------
Net increase in net asset value from
   operations                                     2.76            1.33            2.67            1.33
Less: Dividends and Distributions
Dividends from net investment income                -0-             -0-(e)        (.01)             -0-
Distributions from net realized gain on
   investment and foreign currency
   transactions                                   (.50)           (.09)           (.76)             -0-
                                      ----------------------------------------------------------------
Total dividends and distributions                 (.50)           (.09)           (.77)             -0-
                                      ----------------------------------------------------------------
Net asset value, end of period               $   16.73       $   14.47       $   13.23       $   11.33
                                      ================================================================
Total Return
Total investment return based on
   net asset value(f)                            19.25%          10.06%          23.86%          13.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $50,432         $33,944         $20,562              $1
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                      1.50%(g)        1.50%           1.50%           1.70%(h)
   Expenses, before
      waivers/reimbursements                      1.93%(g)        2.51%           7.68%          19.19%(h)
   Net investment income (loss)                    .18%(c)(g)     (.15)%(c)       (.16)%(d)       (.07)%(d)(h)
Portfolio turnover rate                             79%             66%             85%             62%


See footnote summary on page 40.

--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class B
                                      ----------------------------------------------------------------
                                                                                              July 22,
                                                    Year Ended June 30,                     2002(a) to
                                      ------------------------------------------------        June 30,
                                                  2006            2005            2004            2003
                                      ----------------------------------------------------------------
Net asset value, beginning of period         $   14.17       $   13.04       $   11.26       $   10.00
                                      ----------------------------------------------------------------
Income from Investment Operations
Net investment loss(b)                            (.05)(c)        (.09)(c)        (.18)(d)        (.07)(d)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                   2.64            1.31            2.72            1.33
Contribution from Advisor                           -0-(e)          -0-             -0-             -0-
                                      ----------------------------------------------------------------
Net increase in net asset value from
   operations                                     2.59            1.22            2.54            1.26
                                      ----------------------------------------------------------------
Less: Distributions
Distributions from net realized gain on
   investment and foreign currency
   transactions                                   (.50)           (.09)           (.76)             -0-
                                      ----------------------------------------------------------------
Net asset value, end of period               $   16.26       $   14.17       $   13.04       $   11.26
                                      ================================================================
Total Return
Total investment return based on
   net asset value(f)                            18.44%           9.34%          22.87%          12.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $2,726            $641            $162              $1
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                      2.20%(g)        2.20%           2.21%           2.40%(h)
   Expenses, before
      waivers/reimbursements                      2.60%(g)        3.44%          11.40%          19.94%(h)
   Net investment loss                            (.33)%(c)(g)    (.67)%(c)      (2.22)%(d)       (.78)%(d)(h)
Portfolio turnover rate                             79%             66%             85%             62%


See footnote summary on page 40.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 35

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class C
                                      ----------------------------------------------------------------
                                                                                              July 22,
                                                    Year Ended June 30,                     2002(a) to
                                      ------------------------------------------------        June 30,
                                                  2006            2005            2004            2003
                                      ----------------------------------------------------------------
Net asset value, beginning of period         $   14.17       $   13.04       $   11.26       $   10.00
                                      ----------------------------------------------------------------
Income from Investment Operations
Net investment loss(b)                            (.05)(c)        (.11)(c)        (.08)(d)        (.07)(d)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                   2.64            1.33            2.62            1.33
Contribution from Advisor                           -0-(e)          -0-             -0-             -0-
                                      ----------------------------------------------------------------
Net increase in net asset value from
   operations                                     2.59            1.22            2.54            1.26
                                      ----------------------------------------------------------------
Less: Distributions
Distributions from net realized gain on
   investment and foreign currency
   transactions                                   (.50)           (.09)           (.76)             -0-
                                      ----------------------------------------------------------------
Net asset value, end of period               $   16.26       $   14.17       $   13.04       $   11.26
                                      ================================================================
Total Return
Total investment return based on
   net asset value(f)                            18.44%           9.34%          22.87%          12.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $3,266            $934            $468              $1
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                      2.20%(g)        2.20%           2.20%           2.40%(h)
   Expenses, before
      waivers/reimbursements                      2.59%(g)        3.28%          10.96%          19.94%(h)
   Net investment loss                            (.30)%(c)(g)    (.80)%(c)       (.73)%(d)       (.78)%(d)(h)
Portfolio turnover rate                             79%             66%             85%             62%


See footnote summary on page 40.

--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Advisor Class
                                      ----------------------------------------------------------------
                                                                                              July 22,
                                                    Year Ended June 30,                     2002(a) to
                                      ------------------------------------------------        June 30,
                                                  2006            2005            2004            2003
                                      ----------------------------------------------------------------
Net asset value, beginning of period         $   14.56       $   13.27       $   11.36       $   10.00
                                      ----------------------------------------------------------------
Income from Investment Operations
Net investment income(b)                           .11(c)          .02(c)          .01(d)          .02(d)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                   2.72            1.36            2.70            1.34
Contribution from Advisor                           -0-(e)          -0-             -0-             -0-
                                      ----------------------------------------------------------------
Net increase in net asset value from
   operations                                     2.83            1.38            2.71            1.36
                                      ----------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                -0-             -0-(e)        (.04)             -0-
Distributions from net realized gain on
   investment and foreign currency
   transactions                                   (.50)           (.09)           (.76)             -0-
                                      ----------------------------------------------------------------
Total dividends and distributions                 (.50)           (.09)           (.80)             -0-
                                      ----------------------------------------------------------------
Net asset value, end of period               $   16.89       $   14.56       $   13.27       $   11.36
                                      ================================================================
Total Return
Total investment return based on
   net asset value(f)                            19.61%          10.43%          24.17%          13.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $68,427         $26,104         $20,202          $2,270
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                      1.20%(g)        1.20%           1.26%           1.40%(h)
   Expenses, before
      waivers/reimbursements                      1.58%(g)        2.18%           7.46%          17.42%(h)
   Net investment income                           .67%(c)(g)      .13%(c)         .08%(d)         .22%(d)(h)
Portfolio turnover rate                             79%             66%             85%             62%


See footnote summary on page 40.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 37

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class R
                                      ----------------------------------------------------
                                                                              September 1,
                                                      Year Ended                2004(i) to
                                                        June 30,                  June 30,
                                                            2006                      2005
                                      ----------------------------------------------------
Net asset value, beginning of period                   $   14.44                 $   12.72
                                      ----------------------------------------------------
Income from Investment Operations
Net investment loss(b)(c)                                   (.01)                     (.04)
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                             2.75                      1.85
Contribution from Advisor                                     -0-(e)                    -0-
                                      ----------------------------------------------------
Net increase in net asset value
   from operations                                          2.74                      1.81
                                      ----------------------------------------------------
Less: Distributions
Distributions from net realized gain
   on investment and foreign currency
   transactions                                             (.50)                     (.09)
                                      ----------------------------------------------------
Net asset value, end of period                         $   16.68                 $   14.44
                                      ====================================================
Total Return
Total investment return based on
   net asset value(f)                                      19.14%                    14.22%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                                            $7                        $6
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                                1.70%(g)                  1.70%(h)
   Expenses, before
      waivers/reimbursements                                2.41%(g)                  2.76%(h)
   Net investment loss(c)                                   (.04)%(g)                 (.31)%(h)
Portfolio turnover rate                                       79%                       66%


See footnote summary on page 40.

--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class K
                                      ----------------------------------------------------
                                                                                  March 1,
                                                      Year Ended                2005(i) to
                                                        June 30,                  June 30,
                                                            2006                      2005
                                      ----------------------------------------------------
Net asset value, beginning of period                   $   14.47                 $   14.52
                                      ----------------------------------------------------
Income from Investment Operations
Net investment income(b)(c)                                  .03                       .03
Net realized and unrealized
   gain (loss) on investment and
   foreign currency transactions                            2.74                      (.08)
Contribution from Advisor                                     -0-(e)                    -0-
                                      ----------------------------------------------------
Net increase (decrease) in
   net asset value from operations                          2.77                      (.05)
                                      ----------------------------------------------------
Less: Distributions
Distributions from net realized gain
   on investment and foreign currency
   transactions                                             (.50)                       -0-
                                      ----------------------------------------------------
Net asset value, end of period                         $   16.74                 $   14.47
                                      ====================================================
Total Return
Total investment return based on
   net asset value(f)                                      19.32%                     (.34)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                                           $12                       $10
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                                1.45%(g)                  1.45%(h)
   Expenses, before
      waivers/reimbursements                                2.09%(g)                  3.10%(h)
   Net investment income(c)                                  .20%(g)                   .54%(h)
Portfolio turnover rate                                       79%                       66%


See footnote summary on page 40.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 39

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class I
                                      ----------------------------------------------------
                                                                                  March 1,
                                                      Year Ended                2005(i) to
                                                        June 30,                  June 30,
                                                            2006                      2005
                                      ----------------------------------------------------
Net asset value, beginning of period                   $   14.48                 $   14.52
                                      ----------------------------------------------------
Income from Investment Operations
Net investment income(b)(c)                                  .07                       .04
Net realized and unrealized
   gain (loss) on investment and
   foreign currency transactions                            2.75                      (.08)
Contribution from Advisor                                     -0-(e)                    -0-
                                      ----------------------------------------------------
Net increase (decrease) in
   net asset value from operations                          2.82                      (.04)
                                      ----------------------------------------------------
Less: Distributions
Distributions from net realized gain
   on investment and foreign currency
   transactions                                             (.50)                       -0-
                                      ----------------------------------------------------
Net asset value, end of period                         $   16.80                 $   14.48
                                      ====================================================
Total Return
Total investment return based on
   net asset value(f)                                      19.65%                     (.28)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                                           $11                       $10
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements                                1.20%(g)                  1.20%(h)
   Expenses, before
      waivers/reimbursements                                1.76%(g)                  2.85%(h)
   Net investment income(c)                                  .45%(g)                   .79%(h)
Portfolio turnover rate                                       79%                       66%


(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d)   Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(e)   Amount is less than $0.01.

(f) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h)   Annualized.

(i)   Commencement of distribution.

--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
AllianceBernstein Global Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Research Growth
Fund, Inc. as of June 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2005 and the financial highlights for each of the years or periods in the two-year period ended June 30, 2005 and for the period from July 22, 2002 (commencement of operations) to June 30, 2003 were audited by other independent registered public accountants whose report thereon, dated August 19, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Research Growth Fund, Inc. as of June 30, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/   KPMG LLP

New York, New York
August 21, 2006

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 41

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $1,369,480 of capital gain distributions, during the fiscal year ended June 30, 2006, which are subject to a maximum tax rate of 15%.

For the fiscal year ended June 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $976,169 as qualified dividend income, which is taxed at a maximum rate of 15%. For corporate shareholders, $590,193 of ordinary income distributions paid during the current fiscal year ended June 30, 2006 qualifies for the corporate dividends received deduction. In addition, for foreign taxpayers, the Fund designates $615,275 in qualified short-term capital gains and $139,369 in qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2007.

--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Michael R. Baldwin, Senior Vice President
Norman M. Fidel, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Scott E. McElroy, Vice President
Siobhan F. McManus, Vice President
Daniel Nordby, Vice President
Thomas A. Schmitt, Vice President
Jane Schneirov, Vice President
Francis X. Suozzo, Vice President
Christopher Toub, Vice President
Janet A. Walsh, Vice President
Emilie D. Wrapp, Secretary
Joseph Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Fund are made by Alliance's Global Research Growth sector analyst-managers, with oversight by Alliance's Global Research Growth Portfolio Oversight Group. Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The research sector heads include: Norman M. Fidel, Jane E. Schneirov, Scott McElroy, Janet
A. Walsh, Thomas A. Schmitt and Francis X Suozzo.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 43

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                               PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                            COMPLEX        DIRECTORSHIP
    OF BIRTH AND                         DURING PAST                           OVERSEEN BY        HELD BY
  (YEARS ELECTED*)                         5 YEARS                               DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer,**              Executive Vice President of the                     111             SCB Partners
1345 Avenue of the            Adviser since 2001, and                                                 Inc.;
Americas New York,            Executive Managing Director of                                        SCB, Inc.
NY 10105                      AllianceBernstein Investments,
10/2/1957                     Inc. since 2003; prior thereto, he
(2003)                        was head of AllianceBernstein
                              Institutional Investments, a unit of
                              the Adviser from 2001-2003. Prior
                              thereto, Chief Executive Officer of
                              Sanford C. Bernstein & Co., LLC
                              (institutional research and brokerage
                              arm of Bernstein & Co. LLC)
                              ("SCB & Co.") and its predecessor
                              since prior to 2001.

DISINTERESTED DIRECTORS
Chairman of the Board         Investment Adviser and an                           113                 None
William H. Foulk, Jr., #      Independent Consultant. He was
P.O. Box 5060                 (2002) formerly Senior Manager
Greenwich, CT                 of Barrett Associates, Inc., a
06831-0505                    registered investment adviser,
9/7/1932                      with which he had been associated
(2002)                        since prior to 2001. He was formerly
                              Deputy Comptroller and Chief
                              Investment Officer of the State of
                              New York and, prior thereto,
                              Chief Investment Officer of the
                              New York Bank for Savings.

Ruth Block,*** #               Formerly Executive Vice President                  100                 None
500 S.E. Mizner Blvd.         and Chief Insurance Officer of The
Boca Raton, FL 33432          Equitable Life Assurance Society
11/7/1930                     of the United States; Chairman
(2002)                        and Chief Executive Officer of Evlico
                              (insurance); Director of Avon, BP
                              (oil and gas), Ecolab Incorporated
                              (specialty chemicals), Tandem
                              Financial Group and Donaldson,
                              Lufkin & Jenrette Securities
                              Corporation; Governor at Large,
                              National Association of Securities
                              Dealers, Inc.

--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

                                                                               PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                            COMPLEX        DIRECTORSHIP
    OF BIRTH AND                         DURING PAST                           OVERSEEN BY        HELD BY
  (YEARS ELECTED*)                         5 YEARS                               DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #           Independent consultant. Until                       112             None
P.O. Box 167                  December 1994, he was Senior
Spring Lake, NJ 07762         Vice President of Alliance Capital
10/23/1929                    Management Corporation
(2002)                        ("ACMC") responsible for mutual
                              fund administration. Prior to joining
                              ACMC in 1984, he was Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that, he was a Senior
                              Manager at Price Waterhouse &
                              Co. Member of American Institute
                              of Certified Public Accountants
                              since 1953.

John H. Dobkin, #             Consultant. Formerly President of                   111             None
P.O. Box 12                   Save Venice, Inc. (preservation
Annandale, NY 12504           organization) from 2001-2002,
2/19/1942                     Senior Advisor from June 1999 -
(2002)                        June 2000 and President of
                              Historic Hudson Valley (historic
                              preservation) from December
                              1989 to May 1999. Previously,
                              Director of the National Academy
                              of Design and during 1988-1992,
                              Director and Chairman of the
                              Audit Committee of ACMC.

Michael J. Downey, #          Consultant since January 2004.                      111       Asia Pacific
c/o AllianceBernstein L.P.    Formerly managing partner of                                    Fund, Inc.
Attn: Philip L. Kirstein      Lexington Capital, LLC (investment                               and The
1345 Avenue of the            advisory firm) from December                                   Merger Fund
Americas                      1997 until December 2003.
New York, NY 10105            Prior thereto, Chairman and
1/26/1944                     CEO of Prudential Mutual Fund
(2005)                        Management from 1987 to 1993.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 45

                                                                               PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                            COMPLEX        DIRECTORSHIP
    OF BIRTH AND                         DURING PAST                           OVERSEEN BY        HELD BY
  (YEARS ELECTED*)                         5 YEARS                               DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #              Chairman of the Board of PLX                        111              Intel
P.O. Box 128                  Technology (semi-conductors)                                      Corporation
Glenbrook, NV 89413           and of SRC Computers Inc.,                                           (semi-
3/7/1936                      with which he has been associated                                 conductors);
(2005)                        since prior to 2001. He is also                                   Cirrus Logic
                              President of the Arbor Company                                     Corporation
                              (private family investments).                                        (semi-
                                                                                                conductors);
                                                                                                  Novellus
                                                                                                Corporation
                                                                                                   (semi-
                                                                                                 conductor
                                                                                                equipment);
                                                                                                   Micro
                                                                                                 Component
                                                                                                 Technology
                                                                                                   (semi-
                                                                                                 conductor
                                                                                                equipment);
                                                                                                 the Davis
                                                                                                 Selected
                                                                                                 Advisers
                                                                                                   Group
                                                                                                 of Mutual
                                                                                                Funds; and
                                                                                                LogicVision

Nancy P. Jacklin, #           Formerly U.S. Executive Director                    111              None
4046 Chancery Court,          of the International Monetary
NW                            Fund (December 2002-May
Washington, DC 20007          2006); partner, Clifford Chance
5/22/1948                     (1992-2002); Senior Counsel,
(2006)                        International Banking and Finance,
                              and Associate General Counsel,
                              Citicorp (1985-1992); Assistant
                              General Counsel (International),
                              Federal Reserve Board of
                              Governors (1982-1985); and
                              Attorney Advisor, U.S. Department
                              of the Treasury (1973-1982).
                              Member of the Bar of the District
                              of Columbia and of New York;
                              member of the Council on
                              Foreign Relations

--------------------------------------------------------------------------------
46 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

                                                                               PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                            COMPLEX        DIRECTORSHIP
    OF BIRTH AND                         DURING PAST                           OVERSEEN BY        HELD BY
  (YEARS ELECTED*)                         5 YEARS                               DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #    Principal of Turner Venture                         111             The George
220 Montgomery Street         Associates (venture capital and                                        Lucas
Penthouse 10                  consulting) since prior to 2001.                                    Educational
San Francisco,                From 2003 until May 31, 2006,                                       Foundation;
CA 94104-3402                 he was CEO of Toppan                                                and National
10/10/1941                    Photomasks, Inc. (semi-conductor                                   Datacast, Inc.
(2005)                        manufacturing services), Austin,
                              Texas.


*    There is no stated term of office for the Fund's Directors.

**   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment advisor.

#    Member of the Audit Committee, the Governance and Nominating Committee and
Independent Directors Committee.

++   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 47

Officer Information
Certain information concerning the Fund's Officers is set forth below.


     NAME, ADDRESS*                POSITION(S)                  PRINCIPAL OCCUPATION
   AND DATE OF BIRTH              HELD WITH FUND                 DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer,                President and Chief           See biography above.
10/2/1957                     Executive Officer

Michael R. Baldwin,           Senior Vice President         Senior Vice President of the Adviser,**
2/26/1958                                                   with which he has been associated
                                                            since prior to 2001.

Norman M. Fidel,              Senior Vice President         Senior Vice President of the Adviser,**
9/17/1945                                                   with which he has been associated
                                                            since prior to 2001.

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
5/29/1945                     and Independent               Compliance Officer-Mutual Funds
                              Compliance Officer            of the Adviser,** with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004,
                                                            and General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Paul C. Rissman,              Senior Vice President         Executive Vice President of the
11/10/1956                                                  Adviser,** with which he has been
                                                            associated since prior to 2001.

Thomas J. Bardong,            Vice President                Senior Vice President of the Adviser,**
4/28/1945                                                   with which he has been associated
                                                            since prior to 2001.

Thomas A. Schmitt,            Vice President                Senior Vice President of the Adviser,**
7/13/1957                                                   with which he has been associated
                                                            since prior to 2001.

Jane E. Schneirov,            Vice President                Vice President of the Adviser,** with
3/26/1970                                                   which she has been associated since
                                                            prior to 2001.

Francis X. Suozzo,            Vice President                Senior Vice President of the Adviser,**
5/31/1957                                                   with which he has been associated
                                                            since prior to 2001.

Janet A. Walsh,               Vice President                Senior Vice President of the Adviser,**
2/2/1962                                                    with which she has been associated
                                                            since prior to 2001.

Vincent S. Noto,              Controller                    Vice President of ABIS,** with which
12/14/1964                                                  he has been associated since prior to
                                                            2001.

--------------------------------------------------------------------------------
48 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND


     NAME, ADDRESS*                POSITION(S)                  PRINCIPAL OCCUPATION
   AND DATE OF BIRTH              HELD WITH FUND                 DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
11/13/1955                                                  General Counsel and Assistant
                                                            Secretary of ABIS**, with which she has
                                                            been associated since prior to 2001.

Scott E. McElroy              Vice President                Senior Vice President of the Adviser**,
03/17/1965                                                  with which he has been associated
                                                            since prior to 2001.

Siobhan F. McManus            Vice President                Senior Vice President of the Adviser**,
4/20/1962                                                   with which he has been associated
                                                            since prior to 2001. Prior thereto, she
                                                            was director of international trading at
                                                            the Bernstein London office since prior
                                                            to 2001.

Daniel Nordby                 Vice President                Senior Vice President of the Adviser**,
4/27/44                                                     with which he has been associated
                                                            since prior to 2001.

Christopher M. Toub           Vice President                Executive Vice President of the
6/15/1959                                                   Adviser**, with which he has been
                                                            associated since prior to 2001.

Joseph Mantineo               Treasurer and Chief           Senior Vice President of ABIS**, with
3/28/1959                     Financial Officer             which he has been associated since
                                                            prior to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, AllianceBernstein Investments, Inc., ABIS and SCB Co. are affiliates of the Fund.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 49

Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

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50 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

    9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

    10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

    11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

    12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

    13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

    14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

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ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 51


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In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments in recent periods from the Fund in light of the expense caps currently in effect for the Fund.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered

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


the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Fund was not profitable to it in 2004 and 2005.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrange-

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ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 53
ments are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class
A Shares of the Fund as compared to the Morgan Stanley Capital International World Index (Net) (the "Index") for periods ended December 31, 2005 over the
1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group comparison the Fund was 1 out of 4 in the 1- and 3-year periods and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1-year period and 1st quintile in the 3-year period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

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Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be materially lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense

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ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 55
ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the Expense Group median. The directors noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 16 basis points had been waived by the Adviser. The directors noted that the Adviser advises another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate as the Fund. The directors also noted that the Fund's total expense ratio, which had been capped by the Adviser, was materially lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.

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ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                    Michigan
Insured National            Minnesota
Arizona                     New Jersey
California                  New York
Insured California          Ohio
Florida                     Pennsylvania
Massachusetts               Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 57


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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Global Research Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services;

   2. Management fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Fund grows larger; and

   6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


1    It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2    Future references to the Fund do not include "AllianceBernstein."

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connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                  Net Assets            Advisory Fee
                   02/28/06        Based on % of Average
Category           (million)          Daily Net Assets             Fund
===============================================================================
International       $121.7       75 bp on 1st $2.5 billion    Global Research
                                 65 bp on next $2.5 billion   Growth Fund, Inc.
                                 60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                              As a % of Average
Fund                                              Amount       Daily Net Assets
===============================================================================
Global Research Growth Fund, Inc.(4)             $ 82,000            0.15%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                         Expense Cap Pursuant to       Gross
                           Expense Limitation         Expense        Fiscal
Fund                           Undertaking            Ratio(5)      Year End
===============================================================================
Global Research            Class A      1.50%           2.04%        June 30
Growth Fund, Inc.(6)       Class B      2.20%           2.73%     (ratios as of
                           Class C      2.20%           2.76%      December 31,
                           Class R      1.70%           2.77%          2005)
                           Class K      1.45%           2.10%
                           Class I      1.20%           1.76%
                           Adv. Class   1.20%           1.74%


3    Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

4    The Adviser waived this expense reimbursement by the Fund.

5    Annualized.

6    The stated caps were implemented on February 2, 2004 with respect to Class
A, Class B, Class C and Advisor Class shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 1.70%, 2.40%, 2.40% and 1.40%, respectively.

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I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the

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AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

               Net Assets     AllianceBernstein ("AB")   Effective     Fund
                02/28/06       Institutional ("Inst.")    AB Inst.   Advisory
Fund             ($MIL)             Fee Schedule          Adv. Fee    Fee(7)
===============================================================================
Global Research   $121.7      Global Research              0.564%     0.750%
Growth Fund, Inc.             Growth Schedule
                              80 bp on 1st $25 m
                              60 bp on next $25 m
                              50 bp on next $50 m
                              40 bp on the balance
                              Minimum account size $50 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                               AVPS Portfolio           Fee Schedule
===============================================================================
Global Research Growth Fund, Inc.  Global Research  0.75% on first $2.5 billion
                                   Growth Portfolio 0.65% on next $2.5 billion
                                                    0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(8) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                                      Fee
===============================================================================
Global Growth                                                            1.70%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                        ACITM Mutual Fund             Fee
===============================================================================
Global Research Growth Fund, Inc.   Alliance Global Research Growth(9)   0.30%


7    Fund management fee information was provided by Lipper. See Section II for additional discussion.

8    The "all-in" fee shown is for the class A shares of Global Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.

9    This ACITM fund is privately placed or institutional.

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ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 61

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(10)

At the request of the Senior Officer, independent counsel for the Independent Directors and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(11) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest globally, can either be large cap or multi-cap and have an investment style of growth or core (blend).(12)

                                        Effective         Lipper
                                        Management         Group
Fund                                      Fee(13)         Median        Rank
===============================================================================
Global Research Growth Fund, Inc.          0.750           0.988        1/4
                                           0.750           0.969        2/13


10   The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

11   For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

12   The Fund's Lipper investment classification/objective is Global Multi-Cap
Growth Fund ("GMLG"). The Fund's expanded Lipper Expense Group, including the Fund, consists of 5 funds with the investment classification/objective of GMLG, 3 funds of Global Large-Cap Core ("GLCC") and 5 funds of Global Large-Cap Core ("GLCC").

13   The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

--------------------------------------------------------------------------------
62 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(14) and Lipper Expense Universe.(15) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(16)

                    Expense      Lipper      Lipper      Lipper      Lipper
                     Ratio       Group       Group      Universe    Universe
Fund                (%)(17)    Median (%)     Rank      Median (%)    Rank
===============================================================================
Global Research      1.499       1.831        1/4         1.651       5/12
Growth Fund, Inc.    1.499       1.810        2/13         N/A         N/A

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's net revenues for services provided to the Fund were negative for calendar years 2005 and 2004.

Although the Adviser does not receive direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have


14   Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

15   Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

16   See footnote 12.

17   The total expense ratio shown is for the Fund's Class A shares.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 63 referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.
Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(18)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                       Amount Received
===============================================================================
Global Research Growth Fund, Inc.                              $1,984

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                  12b-1 Fees Received        CDSC Received
===============================================================================
Global Research Growth Fund, Inc.           $93,449                   $291

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability


18   ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

--------------------------------------------------------------------------------
64 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                             ABIS Fee(19)
===============================================================================
Global Research Growth Fund, Inc.                                  $23,369

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are


19   The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 65 being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Fund(20) relative to its Lipper Performance Group(21) and Lipper Performance Universe(22) for the periods ended December 31, 2005:

Global Research Growth Fund, Inc.         Group             Universe
====================================================================
          1 year                           1/4                3/12
          3 year                           1/4                1/10

Set forth below are the 1 and 3 year, and since inception performance returns of the Fund (in bold)(23) versus its benchmarks:(24)

                                          Periods Ending December 31, 2005
                                               Annualized Performance
==========================================================================
                                            1           3          Since
Fund                                       Year        Year      Inception
==========================================================================
Global Research Growth Fund, Inc.         15.82       20.41      16.90(25)
MSCI World Index (Net)                     9.49       18.69      14.84
MSCI World Growth (Net)                    9.41       15.83      12.65

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


20   The performance rankings are for the Class A shares of the Fund.

21   The Lipper Performance Group is identical to the Lipper Expense Group.

22   For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

23   The performance returns shown are for the Class A shares of the Fund.

24   The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

25   Source of the Fund's since inception return: Lipper

--------------------------------------------------------------------------------
66 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

NOTES

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND o 67

NOTES

--------------------------------------------------------------------------------
68 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

GRG-0151-0606




ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year and KPMG LLP for the 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit-Related
                          Audit Fees              Fees               Tax Fees
------------------------------------------------------------------------------
2005                       $42,000               $5,680               $18,375
2006                       $35,000               $    0               $ 7,250


(d)   Not applicable.

(e)(1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)(2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)   Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                          Total Amount of
                                                       Foregoing Column Pre-
                                                       approved by the Audit
                                All Fees for                Committee
                             Non-Audit Services        (Portion Comprised of
                              Provided to the           Audit Related Fees)
                           Portfolio, the Adviser      (Portion Comprised of
                           and Service Affiliates            Tax Fees)
------------------------------------------------------------------------------
2005                              $  847,433                 [ $24,055 ]
                                                             ( $ 5,680 )
                                                             ( $18,375 )
2006*                             $6,450,853                 [ $ 7,250 ]
                                                             ( $     0 )
                                                             ( $ 7,250 )

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.           DESCRIPTION OF EXHIBIT
      -------------------------------------------------------------------------
      12 (a) (1)            Code of Ethics that is subject to the disclosure
                            of Item 2 hereof

      12 (b) (1)            Certification of Principal Executive Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)            Certification of Principal Financial Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Research Growth Fund, Inc.

By:               /s/ Marc O. Mayer
                  -------------------------
                  Marc O. Mayer
                  President

Date:     August 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/ Marc O. Mayer
                  -------------------------
                  Marc O. Mayer
                  President
Date:    August 28, 2006


By:               /s/ Joseph J. Mantineo
                  -------------------------
                  Joseph J. Mantineo
                  Treasurer and Chief Financial Officer

Date:     August 28, 2006